Exhibit 10.10

                             REAL ESTATE LIEN NOTE
                             ---------------------
                          (WITH WRAPAROUND PROVISIONS)

DATE:                            May 26, 2004

MAKER:                           PENGE CORP., a Nevada corporation, and KIRK J.
                                 FISCHER

MAKERS' MAILING ADDRESS:         1930 Village Center Circle, Suite 3-446
                                 Las Vegas, Nevada 89134

PAYEE:                           SAMPRES TREE FARM, L.L.C. and
                                 H. PRESTON FRANKS and wife, SHIRLEY M. FRANKS

PLACE FOR PAYMENT:               5580 Andershire Drive
                                 Conroe, Texas 77301

PRINCIPAL AMOUNT:                $400,000.00

ANNUAL INTEREST RATE ON UNPAID PRINCIPAL FROM DATE:

         This note shall bear interest at the rate of SEVEN (7.0%) PERCENT per annum for the first year hereof.

         Thereafter, this note shall bear interest at the rate of EIGHT (8.0%) PERCENT per annum for the second and third years hereof.

         Thereafter, this note shall bear interest at the rate of NINE (9.0%) PERCENT per annum for the fourth and fifth years hereof.

ANNUAL INTEREST RATE ON MATURED. UNPAID AMOUNT: EIGHTEEN (18%) PERCENT PER ANNUM

TERMS OF PAYMENT:

         This note shall be due and payable in equal monthly installments of $3,101.20 each, including principal and interest, the first installment being due and payable on or before July 1, 2004, and a like installment being due and payable on or before the same day of each month thereafter until and including January 1, 2005.

         A principal payment in the amount of $50,000.00 shall be due and payable on or before September 1, 2004.

         A principal payment in the amount of $50,000.00 shall be due and payable on or before January 1, 2005. Thereafter, this note shall be due and payable in equal monthly installments of $2,500.00 each, including principal and interest, the first installment being due and payable on or before February 1, 2005, and a like installment being due and payable on or before the same day of each month thereafter until May 1, 2009, at which time the entire principal balance of this note, plus accrued interest, shall be due and payable.

LATE CHARGE: If any payment becomes past due for more than five (5) days, then a late charge will be assessed in the amount of $100.00.

PREPAYMENT: Maker shall have the right to prepay the principal balance of this note at any time without penalty.

SECURITY FOR PAYMENT:

         1. Vendor's lien retained in Warranty Deed with Wraparound Provisions, of even date herewith, to Maker, and additionally secured by Deed of Trust, of even date herewith, to Robert L. Page, Trustee, against the following described real property:

         17.006 acres of land in the James Lee Survey, A-316, Montgomery County, Texas; said 17.006 acres being described by metes and bounds on Exhibit "A" attached hereto and incorporated herein.

         2. Security Agreement and UCC-1 Financing Statement against the assets listed on Exhibit "B" attached hereto.

         Maker promises to pay to the order of Payee at the place for payment and according to the terms of payment the principal amount plus interest at the rates stated above. All unpaid amounts shall be due by the final scheduled payment date.

         If Maker defaults in the payment of this note or in the performance of any obligation in any instrument securing or collateral to it, and the default continues after Payee gives Maker notice of the default and the time within which it must be cured, as may be required by law or by written agreement, then Payee may declare the unpaid principal balance and earned interest on this note immediately due. Maker and each surety, endorser, and guarantor waive all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, and notices of protest, to the extent permitted by law.

         If this note or any instrument securing or collateral to it is given to an-attorney for collection or enforcement, or if suit is brought for collection or enforcement, or it is collected or enforced through probate, bankruptcy, or other judicial proceeding, then Maker shall pay Payee all costs of collection and enforcement, including reasonable attorney's fees and court costs, in addition to other amounts due. Reasonable attorney's fees shall be 15% of all amounts due unless either party pleads otherwise.

         Interest on the debt evidenced by this note shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited on the principal of the debt or, if that has been paid, refunded. On any acceleration or required or permitted prepayment, any such excess shall be canceled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the debt or, if the principal of the debt has been paid, refunded. This provision overrides other provisions in this and all other instruments concerning the debt.

         It is understood and agreed that this note is an all inclusive or "wraparound" note and there is included in the principal amount of this note the unpaid principal balance owing on the following described promissory notes:

1. Promissory Note dated April 29, 2002, in the original principal amount of $105,000.00, executed by H. Preston Franks and wife, Shirley M. Franks, payable to the order of Houston Community Bank, N.A., secured by vendor's lien retained in warranty deed of even date therewith, recorded under Clerk's File No. 2002-044902, Real Property Records of Montgomery County, Texas, and additionally secured by Deed of Trust, of even date therewith, recorded under Clerk's File No. 2002-044903, Real Property Records of Montgomery County, Texas; said note further secured by Assignment of Leases and Rents recorded under Clerk's File No. 2002-044904, Real Property Records of Montgomery County, Texas, and (b) Financing Statement recorded at Clerk's File No. 2003-099020, Real Property Records of Montgomery County, Texas; said note and liens renewed and extended by instrument dated August 7, 2003, recorded under Clerk's File No. 2003-099021, Real Property Records of Montgomery County, Texas; and

2. Promissory Note dated August 11, 2003, in the original principal amount of $75,000.00, executed by H. Preston Franks and wife, Shirley M. Franks, payable to the order of Houston Community Bank, N.A., secured by Deed of Trust, of even date therewith, recorded under Clerk's File No. 2003-099023, Real Property Records of Montgomery County, Texas;

which said notes are herein referred to as the "Underlying Indebtedness".

         The holder of this note is obligated, from the payments made hereon, to pay the installments of principal and interest as they mature on the above described Underlying Indebtedness, and upon request, the holder shall furnish to the Maker hereof sufficient evidence of the fact that all payments on the notes above referred to have been paid when due.

         Payee agrees that upon receipt of any notice of default given by the holder of the Underlying Indebtedness pursuant thereto or pursuant to the Deed of Trust securing same, he shall immediately send to Maker a copy of same. Provided, further, that should any default occur on the above described Underlying Indebtedness, maker of this Wraparound Note is given the right to cure said default on the Underlying Indebtedness, and any sums paid by Maker to cure said default shall be considered as payments on the Wraparound Note, and the principal amount of the wraparound note shall be reduced in an amount equal to the sum so paid by Maker, with said amount being applied to the next maturing installment or installments of this Wraparound Note. Further, in the event Maker is required to employ an attorney to enforce this right to cure Payee's default, Payee agrees that, in addition to other amounts due, Payee shall pay a reasonable attorney fee of fifteen (15%) percent of the amount due unless either party pleads otherwise.

         Each Maker is responsible for all obligations represented by this note.

         When the context requires, singular nouns and pronouns include the plural.

                                                   PENGE CORP.



                                                   By   /s/ Kirk J. Fischer
                                                        -------------------
                                                        KIRK J. FISCHER
                                                        Chief Executive Officer


                                                   /s/ Kirk J. Fischer
                                                   ------------------------
                                                   KIRK J. FISCHER

                                  DEED OF TRUST
                                  -------------
                          (with wraparound provisions)

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

DATE:                                    May 26, 2004

GRANTOR:                                 PENGE CORP., a Nevada corporation, and
                                         KIRK J. FISCHER

GRANTOR'S MAILING ADDRESS:               1930 Village Center Circle, Suite 3-446
                                         Las Vegas, Nevada  89134

TRUSTEE:                                 ROBERT L. PAGE

TRUSTEE'S MAILING ADDRESS:               2040 Loop 336 West, Suite 212
                                         Conroe, Montgomery County, Texas  77304

BENEFICIARY:                             SAMPRES TREE FARM, L.L.C. and H.
                                         PRESTON FRANKS and wife, SHIRLEY M.
                                         FRANKS

BENEFICIARY'S MAILING ADDRESS:           5580 Andershire Drive
                                         Conroe, Texas 77301

WRAPAROUND NOTE

         DATE:                           May 26, 2004

         AMOUNT:                         $400,000.00

         MAKER:                          PENGE CORP. and
                                         KIRK J. FISCHER

         PAYEE:                          SAMPRES TREE FARM, L.L.C. and H.
                                         PRESTON FRANKS and wife, SHIRLEY M.
                                         FRANKS

         FINAL MATURITY DATE:            May 26, 2009

         TERMS OF PAYMENT:               As provided in said note

PROPERTY (including any improvements):

         17.006 acres of land in the James Lee Survey, A-316, Montgomery County, Texas; said 17.006 acres being described by metes and bounds on Exhibit "A" attached hereto and incorporated herein.

PRIOR LIEN(S): (a) Vendor's lien retained in Warranty Deed recorded under Clerk's File No. 2002-044902, (b) Deed of Trust recorded under Clerk's File No. 2002-044903, Real Property Records of Montgomery County, Texas, and (c) Deed of Trust recorded under Clerk's File No. 2003-099023, Real Property Records of Montgomery County, Texas.

OTHER EXCEPTIONS TO CONVEYANCE AND WARRANTY: Any and all valid covenants, conditions, restrictions, easements and outstanding mineral and/or royalty interests in the oil, gas, and other minerals and leases thereon, now outstanding or affecting the premises herein conveyed, now of record in the County Clerk's office of Montgomery County, Texas, but only to the extent they are still in force and effect.

         For value received and to secure payment of the note, Grantor conveys the property to Trustee in trust, Grantor warrants and agrees to defend the title to the property. If Grantor performs all the covenants and pays the note according to its terms, this deed of trust shall have no further effect, and Beneficiary shall release it at Grantor's expense.

GRANTOR'S OBLIGATIONS
         Grantor agrees to:
         1.     keep the property in good repair and condition;
         2.     pay all taxes and assessments on the property when due;
         3. preserve the lien's priority as it is established in this deed of trust;
         4. maintain, in a form acceptable to Beneficiary, an insurance policy that:
                a. covers all improvements for their full insurable value as determined when the policy is issued and renewed, unless Beneficiary approves a smaller amount in writing;
                b.       contains an 80% coinsurance clause
                c. provides fire and extended coverage, including windstorm coverage;
                d.       protects Beneficiary with a standard mortgage clause;
                e. provides flood insurance at any time the property is in a flood hazard area; and
                f. contains such other coverage as Beneficiary may reasonably require;
         5. comply at all times with the requirements of the 80% coinsurance clause;
         6. deliver the insurance policy to Beneficiary and deliver renewals to Beneficiary at least ten days before expiration;
         7.     keep any buildings occupied as required by the insurance policy;
         8. if this is not a first lien, pay Lien notes that Grantor is personally liable and abide by all prior lien instruments;
         9.     not make alterations or changes to the improvements on the property without Beneficiary's written consent; and
         10.    furnish Beneficiary, on or before March 1 of each year, with copies of paid tax receipts showing that all ad valorem taxes for the previous year have been paid when due.

BENEFICIARY'S RIGHTS
         1. Beneficiary may appoint in writing a substitute or successor trustee, succeeding to all rights and responsibilities of Trustee.

         2. If Grantor fails to perform any of Grantor's obligations, Beneficiary may perform those obligations and be reimbursed by Grantor on demand at the place where the note is payable for any sums so paid, including attorney's fees, plus interest on those sums from the dates of payment at the rate stated in the note for matured, unpaid amounts. The sum to be reimbursed shall be secured by this deed of trust.
         3. If Grantor defaults on the note or fails to perform any of Grantor's obligations or if default occurs on a prior lien which it must be cured, as may be required by law or by written agreement, then Beneficiary may:
                a. declare the unpaid principal balance and earned interest on the note immediately due;
                b. request Trustee to foreclose this lien, in which case Beneficiary or Beneficiary's agent shall give notice of the foreclosure sale as provided by the Texas Property Code as then amended; and
                c. chase the property at any foreclosure sale by offering the highest bid and then have the bid credited on the note.

TRUSTEE'S DUTIES
         If requested by Beneficiary to foreclose this lien, Trustee shall:
         1. either personally or by agent give notice of the foreclosure sale as required by the Texas Property Code as then amended;
         2. sell and convey all or part of the property to the highest bidder for cash with a general warranty binding Grantor;
                subject to prior liens and to other exceptions to conveyance and warranty; and
         3.     from the proceeds of the sale, pay, in this order:
                a. expenses of foreclosure; including a commission to Trustee of 5% of the bid;
                b. to Beneficiary, the full amount of principal, interest, attorney's fees, and other charges due and unpaid;
                c. any amounts required by law to be paid before payment to Grantor; and
                d.       to Grantor, any balance.

GENERAL PROVISIONS
         1. If any of the property is sold under this deed of trust, Grantor shall immediately surrender possession to the purchaser. If Grantor fails to do so, Grantor shall become a tenant at sufferance of the purchaser, subject to an action for forcible detainer.
         2. Recitals in any Trustee's deed conveying the property will be presumed to be true.
         3. Proceeding under this deed of trust, filing suit for foreclosure, or pursuing any other remedy will not constitute an election of remedies.
         4. This lien shall remain superior to liens later created even if the time of payment of all or part of the note is extended or part of the property is released.
         5. If any portion of the note cannot be lawfully secured by this deed of trust, payments shall be applied first to discharge that portion.
         6. Grantor assigns to Beneficiary all sums payable to or received by Grantor from condemnation of all or part of the property, from private sale in lieu of condemnation, and from damages caused by public works or construction on or near the property.

                After deducting any expenses incurred, including attorney's fees, Beneficiary may release any remaining sums to Grantor or apply such sums to reduce the note. Beneficiary shall not be liable for failure to collect or to exercise diligence in collecting any such sums.
         7. Grantor assigns to Beneficiary absolutely, not only as collateral, all present and future rent and other income and receipts from the property. Leases are not assigned. Grantor warrants the validity and enforceability of the assignment. Grantor may as Beneficiary's licensee collect rent and other income and receipts as long as Grantor is not in default under the note or this deed of trust. Grantor will apply all rent and other income and receipt to payment of the note and performance of this deed of trust, but if the rent and other income and receipts exceed the amount due under the note and deed of trust, Grantor may retain the excess. If Grantor defaults in payment of the note or performance of this deed of trust, Beneficiary may terminate Grantor's license to collect and then as Grantor's agent may rent the property if it is vacant and collect all rent and other income and receipts. Beneficiary neither has nor assumes any obligations as lessor or landlord with respect to any occupant of the property. Beneficiary may exercise Beneficiary's rights and remedies under this paragraph without taking possession of the property. Beneficiary shall apply all rent and other income and receipts collected under this paragraph first to expenses incurred in exercising Beneficiary's rights and remedies and then to Grantor's obligations under the note and this deed of trust in the order determined by Beneficiary. Beneficiary is not required to act under this paragraph, and acting under this paragraph does not waive any of Beneficiary's other rights or remedies. If Grantor becomes a voluntary or involuntary bankrupt, Beneficiary's filing a proof of claim in bankruptcy will be tantamount to the appointment of a receiver under Texas law.
         8. Interest on the debt secured by this deed of trust shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited on the principal of the debt or, if that has been paid, refunded. On any acceleration or required or permitted prepayment, any such excess shall be canceled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the debt or, if the principal of the debt has been paid, refunded. This provision overrides other provisions in this and all other instruments concerning the debt.
         9. When the context requires, singular nouns and pronouns include the plural.
         10.    The term note includes all sums secured by this deed of trust.
         11. This deed of trust shall bind, inure to the benefit of, and be exercised by successors in interest of all parties.
         12. If Grantor and Maker are not the same person, the term Grantor shall include Maker.
         13. The note secured hereby is an all-inclusive or "wraparound note" which includes within its principal balance the unpaid balance due and owing on that certain promissory notes:

                A. Promissory Note dated April 29, 2002, in the original principal amount of $105,000.00, executed by H. Preston Franks and wife, Shirley M. Franks, payable to the order of Houston Community Bank, N.A., secured by vendor's lien retained in warranty deed of even date therewith, recorded under Clerk's File No. 2002-044902, Real Property Records of Montgomery County, Texas, and additionally secured by Deed of Trust, of even date therewith, recorded under Clerk's File No. 2002-044903, Real Property Records of Montgomery County, Texas; said note further secured by Assignment of Leases and Rents recorded under Clerk's File No. 2002-044904, Real Property Records of Montgomery County, Texas, and (b) Financing Statement recorded at Clerk's File No. 2003-099020, Real Property Records of Montgomery County, Texas; said note and liens renewed and extended by instrument dated August 7, 2003, recorded under Clerk's File No. 2003-099021, Real Property Records of Montgomery County, Texas; and

                B. Promissory Note dated August 11, 2003, in the original principal amount of $75,000.00, executed by H. Preston Franks and wife, Shirley M. Franks, payable to the order of Houston Community Bank, N.A., secured by Deed of Trust, of even date therewith, recorded under Clerk's File No. 2003-099023, Real Property Records of Montgomery County, Texas;

                which said notes are herein referred to as the "Underlying Indebtedness".

         14. The indebtedness, the payment of which is hereby secured, is in part payment of the purchase price of the real property hereinabove described and is also secured by a vendor's lien retained in warranty deed of even date herewith from Beneficiary to Grantor, and this Deed of Trust is given as additional security therefor.

         15. The lien created by this instrument shall be and remain second and inferior to the liens securing payment of the "Underlying Indebtedness"

         16. Beneficiary, in accordance with the provisions of the wraparound note described above, agrees to make all payments of principal and interest on the Underlying Indebtedness hereinabove referred to as they become due.

         17. Beneficiary hereby agrees that upon receipt of any notice of default given by the holder of the Underlying Indebtedness pursuant thereto or pursuant to the Deed of Trust securing same, he shall immediately send to Grantor a copy of same. Provided, further, that should any default occur on the above described Underlying Indebtedness, maker of the Wraparound Note is given the right to cure said default on the Underlying Indebtedness, and any sums paid by maker thereof to cure said default shall be considered as payments on the Wraparound Note, and the principal amount of the wraparound note shall be reduced in an amount equal to the sum so paid by Grantor, with said amount being applied to the next maturing installment or installments of said wraparound note. Further, in the event Grantor is required to employ an attorney to enforce this right to cure Beneficiary's default, Beneficiary agrees that, in addition to other amounts due, Beneficiary shall pay a reasonable attorney's fee of fifteen (15%) percent of the amount due unless either party pleads otherwise.

         18. Beneficiary covenants and agrees that at such time as the note hereby secured is paid in full, whether by prepayment or payment according to its terms, Beneficiary will obtain a release of the liens securing the Underlying Indebtedness as to the property herein described.

                  GRANTOR:                  PENGE CORP.

                                            By     /s/ Kirk J. Fischer
                                                --------------------------------
                                                   KIRK J. FISCHER
                                                   Chief Executive Officer


                                            /s/ Kirk J. Fischer
                                            ------------------------------------
                                            KIRK J. FISCHER

ACCEPTED BY BENEFICIARY:

SAMPRES TREE FARM, L.L.C.

By    /s/ H. Preston Franks
      ---------------------
      H. PRESTON FRANKS, Manager

/s/ H. Preston Franks
---------------------
H. PRESTON FRANKS

/s/ Shirley M. Franks
---------------------
SHIRLEY M. FRANKS

STATE OF TEXAS           ss.

COUNTY OF MONTGOMERY     ss.

         This instrument was acknowledged before me on the 26 day of May, 2004, by KIRK J. FISCHER, individually and as Chief Executive Officer of PENGE CORP., a Texas corporation, on behalf of said corporation.


                                                   /s/ Rui Cain
                                                   -----------------------------
                                                   Notary Public, State of Texas


                                                   [SEAL]

After recording return to:

_________________________________
_________________________________

SURVEY OF 17.006 ACRES OF LAND IN THE JAMES LEE SURVEY A-316 MONTGOMERY COUNTY TEXAS, AND BEING OUT OF A 36.314 ACRE TRACT DESCRIBED IN DEED RECORDED IN VOLUME 531, PAGE 225 DEED RECORDS AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS, TO WIT:

BEGINNING AT THE NORTHWEST CORNER OF ABOVE MENTIONED 36.314 ACRE TRACT AN OLD 3/4 INCH IRON PIPE FOR CORNER;

THENCE SOUTH 01(degree) 14' WEST, 10.43 FEET ALONG THE WEST LINE OF SAID 36.31.4 ACRE TRACT TO A POINT IN THE EAST RIGHT-OF-WAY LINE OF ROADWAY;

THENCE ALONG THE RIGHT-OF-WAY LINE OF ROAD AS FOLLOWS:

1. SOUTH 53(degree)39'09" EAST, 29.29 FEET TO 1/2" I.R. SET
2. SOUTH 23(degree)02'00" EAST, 272.42 FEET TO SET 1/2" I.R.;
3. SOUTH 09(degree)44'00" EAST, 369.31 FEET TO SET 1/2" I.R.;
4. SOUTH 12(degree)12'00" WEST, 344.93 FEET TO SET 1/2" I.R.;
5. SOUTH 27(degree)40'00" EAST, 223.31 FEET TO SET 1/2" I.R.;
6. SOUTH 11(degree)47'00" EAST, 276.16 FEET TO SET 1/2" I.R.;
7. SOUTH 41(degree)44'00" EAST, 128.30 FEET TO SET 1/2" I.R.;
8. SOUTH 75(degree)23'00" EAST, 81.48 FEET TO SET 1/2" I.R.;
9. NORTH 69(degree)39'00" EAST, 252.42 FEET TO SET 1/2" I.R.;

THENCE NORTH 01(degree) 14' FEET 11.38 FEET PASSING A FOUND 1/2 INCH IRON PIPE IN ALL A TOTAL DISTANCE OF 1367.14 FEET ALONG THE EAST LINE OF 36.314 ACRES TO AN 3/4 INCH IRON PIPE FOR THE NORTHEAST CORNER OF SAME;

THENCE NORTH 89(degree) 06' 00" WEST 693.10 FEET TO THE PLACE OF BEGINNING AND CONTAINING 17.006 ACRES OF LAND.


                                   EXHIBIT "A"